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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01920

Stralem Fund
(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated 645 Madison Avenue	New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 888-8123

Date of fiscal year end:	October 31, 2015

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

ANNUAL REPORT

October 31, 2015

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2015

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31, 2015, the Fund reports to you on its results and Stralem’s current investment outlook.

Performance

AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/15
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund	3.43%	11.24%	6.64%	5.24%
S&P 500 Index	5.20%	14.33%	7.85%	4.26%

*	Inception: January 18, 2000.

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated(“Stralem”), an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemfund.com. Performance results for the Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is widely used as a barometer of U.S. stock market performance.. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

For the fiscal year ended October 31, 2015, the Fund (STEFX) returned 3.43% before taxes and after fees and expenses, as compared to the return of 5.20% for the S&P 500 Index (the “Index” or the “Benchmark” which of course has no fees, taxes or expenses) as shown in the table above. While returns were strong on an absolute basis, fiscal 2015 Fund performance lagged the Benchmark. Given the unprecedentedly high level of market returns, low volatility and high stock correlations in the face of slowing world growth, the strategy’s goal of “participation with protection” dictated a level of prudence evinced in the allocation to stocks which in Stralem’s view offer greater potential for capital preservation. With hardly any material declines in the Index until the very end of the fiscal year, this conservative positioning proved a moderate drag on relative performance.

However, what began in August, late in the Fund’s fiscal year, dramatically changed the market environment. Concerns about Emerging Market economic slowdowns, the end of the commodity supercycle, the Chinese stock market collapse, and the prospect of the Federal Reserve (the “Fed”) increasing interest rates fractured the extraordinary confluence of market conditions that had been in place for the past seven years. This disruption has, in Stralem’s view, reminded investors of the importance of active management and the value of stock selection. The impact was readily visible in the Fund’s outperformance in the third quarter of the calendar year and in the month of October 2015. In addition, it is our belief that after seven years of a bull market, margins and valuations have reached a level that should draw increased scrutiny from investors and likely lead to more market volatility.

Comparison of the Change in Value of a $25,000 Investment in Stralem Equity Fund- vs. S&P 500 Index

Portfolio Review

Stralem’s approach is to seek “participation with protection.” The philosophy targets capital growth alongside capital preservation in one long-only portfolio. Stralem seeks to build long term capital by delivering excess returns over the Index with reduced risk and reduced volatility.

The investment philosophy of Stralem’s U.S. Large Cap Equity StrategyTM (LCES) is predicated on a structural framework that identifies four types of market environments within a full market cycle. Stralem uses this framework to manage risk and opportunity using portfolio structure. The LCES seeks to add value by purchasing a set of what Stralem believes to be fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows (Down Market Sector) and adjusting the balance between these two groups through the market cycle.

Within the two unique sectors, Up Market Stocks and Down Market Stocks, the portfolio is further divided into five categories. The Up Market Sector comprises three categories of stocks that history has shown lead the market when it is rising: New Industries, New Products and Dominant Firms. The Down Market Sector is comprised of two categories of stocks that have historically preserved capital when the market declines: Low Ratio of Price/Cash Flow and High Dividend Yield. Category weightings as well as the balance between growth and capital preservation are adapted to the market environment.

Portfolio Structure and Positioning

As of October 31, 2015, the overall allocation stood at 65% Up Market/ 35% Down Market.

Investment Outlook

Over the first nine months of the Fund’s fiscal year, Stralem began to observe what appeared to be signs of a potential weakening in the extraordinary confluence of market conditions that had prevailed over the last seven years: annual equivalent returns close to double historical averages; volatility at the low end of the historical range; and a sustained high level of individual stocks’ correlations with the benchmark index. This weakening gathered steam at the end of August triggered by concerns over economic growth in Emerging Markets, the rolling over of commodity prices, and the sudden collapse of the Chinese stock market. The confluence of these macro events led to more normal market conditions—fluctuating returns, increased volatility and reduced stock correlations providing greater opportunity for active managers like Stralem to outperform as evidenced late in the Fund’s fiscal year.

Despite the fact that none of the drivers of this market turmoil dissipated, the Index completely retraced its -11.2% decline, and it appears investors continue to rely on central banks policies to buoy the stock market. Yet, as the Q3 earnings season for Index companies unfolds, the real headline story appears to be coming through in these reports and the market’s reaction to them. With more than 80% having reported, Index companies appear to be heading for the 2nd consecutive quarter of declining profits and the 3rd consecutive quarter of declining sales. What is new and different in this quarter is the fact that companies who are unable to execute in this challenging environment are actually being punished by the market. For the first time in 7 years, rather than a rising tide to lift all boats- with a nod to Warren Buffet, the retreating tide is revealing those who still have on their bathing suits-and the market is distinguishing by rewarding them.

While a strong US dollar and weak energy company results based on low oil and gas prices can be blamed for some of the top-line drag, it is becoming increasingly clear that aggregate sales growth is stalling. The “Great Recession” forced companies to make drastic cuts in legacy costs through layoffs, supply chain consolidation, and divesting non-core assets. Companies also benefitted from the tailwinds of low inflation, declining borrowing costs, and a benign regulatory/taxation environment. In addition, many corporations opted to plow excess cash flows into stock buybacks and acquisitions to help meet growth targets. The result created a period of increasing profit margins and strong earnings growth for corporations. With margins near all-time highs and the majority of cost cuts already complete, firms with weakening revenue growth will be hard-pressed to continue to show strong profit growth.

The move towards more “normalized” market conditions, with financial markets more in sync with real underlying economic performance is encouraging to fundamental investors. In a more normalized environment, companies are not rewarded indiscriminately, but rather for actual execution, strong organic growth, taking market share and growing profits – all within a reasonable valuation. Stralem attempts to ferret out these opportunities where disruption, re-invention, and market share gains make for exciting growth opportunities within the context of an overall slow-growth environment.

Performance Attribution

The Fund’s relative underperformance for the fiscal year 2015 was driven by its conservative approach both in its selection of more conservative Up Market stocks and its allocation to Down Market stocks. The relative underperformance of the New Industries category inside the Up Market sector was driven by the absence of Amazon (+104.9%), and to a lesser extent Apple (+12.5%). Underperformance in Down Market stocks was driven by Apache Corp. (-40.4%). Management at this formerly best-in-class onshore Exploration & Production (“E&P) company had not been providing investors and analysts with sufficient transparency and disclosure of the shifting cost profile and profitability of its core basins in North America, which had only exacerbated the commodity-price-induced rout in the company’s stock price. This change to our initial investment thesis drove the sale of this position in August.

The Dominant Companies category within the Up Market sector offset the relative-performance drag powered by superb performances from Starbucks (+67.5%), Visa (+29.6%) and Disney (+26.7%), all companies exposed to favorable secular trends, and which have been able to generate robust and sustained top-line and bottom-line growth. The New Products category was a secondary positive relative-performance driver, driven by solid performances from Celgene (+14.3%) which is seeing strong growth in its core Revlimid franchise (for multiple myeloma), and Thermo Fisher Scientific (+11.8%), which has continued to see strong demand for its life sciences equipment and services from the biotech and pharmaceutical industries, and also China sales returned to strong growth this year.

Purchases and Sales

During the Fund’s fiscal year ended October 31, 2015, DuPont (DD), Eaton (ETN), QUALCOMM (QCOM), Southern Company (SO), Apache (APA), Discovery Communications (DISCA) and United Technologies (UTX) were sold, and Johnson &

Johnson (JNJ), Johnson Controls (JCI), UnitedHealth Group (UNH), Lowe’s (LOW), CVS Health (CVS), Adobe Systems (ADBE), Duke Energy (DUK), Ace Ltd (ACE), Mondelēz (MDLZ) and Intercontinental Exchange (ICE) were purchased.

Johnson & Johnson was added to maintain LCES portfolio participation in the increased rate of biopharmaceutical drug discovery and approvals via a diversified and solid balance sheet company, permitting Stralem to trim some exposure to the existing lineup of New Products companies which had benefited from some rapid multiple expansions. Johnson Controls brings exposure in the building efficiency industry and automotive exposure in China, particularly batteries for start-stop hybrid electric vehicles. UnitedHealth Group, the dominant company in the managed care sector, is likely to continue to benefit from the secular trend towards publicly-paid and privately-managed health care. With its scale and its best-in-class technology, it is poised to gain market share. Lowe’s and CVS Health were added to the Dominant Companies category within the Up Market sector to replace DuPont and Eaton. DuPont’s Agricultural segment, which has been that company’s main earnings grower for years, began to experience negative growth just at the time when the company was fighting off an activist investor. Eaton had been experiencing weakness in its end markets (particularly agricultural equipment and Chinese construction equipment), and had also started experiencing some execution problems from the integration of the Cooper Industries acquisition. Stralem decided to take gains and deploy the proceeds elsewhere. Lowe’s, the home-improvement retailer, was added and looks to have strong growth going forward, due to the improving U.S. economy, employment gains and rising home prices. Lowe’s management team seems to be setting up for a period of margin expansion, as it starts to reap the benefit of cost-efficiency programs, targeted expansion of urban store locations and expansion of its e-commerce channel. CVS Health was added as the combination of the retail pharmacy and pharmacy benefit management businesses is finally working well together, providing scale, attracting new PBM clients and driving additional traffic through CVS’s retail pharmacies.

Adobe Systems was added as a replacement for QUALCOMM in the New Industries category. QUALCOMM has seen a deceleration in earnings growth as it has been dealing with multiple issues in China, including an anti-monopoly investigation, and royalty collection issues with Chinese partners. Adobe Systems is a software company that facilitates the creation of creative digital marketing content through its Creative Cloud and Adobe Marketing Cloud suite of software tools. The company is benefitting from the powerful trends toward digital marketing and cloud-based software tools.

Duke Energy, another regulated utility, was added as a replacement for Southern Company, in the High Dividend Yield category within the Down Market sector. Southern had been suffering from a series of cost overruns at its new, state-of-the-art coal-gasification plant in Mississippi, and there also had been indications of cost overruns at its expanded Vogtle nuclear plant in Georgia. Duke’s regulated utility service area is also in the faster-growing southeast part of the U.S. However, Duke has fewer large-scale generation projects in the pipeline and its investment is more skewed towards lower risk transmission projects. Duke’s emphasis on transmission is favorable, given the increase in alternative generation and the need for a more robust transmission infrastructure in order to handle this new capacity from alternatives, which results in more erratic power flows.

Apache’s replacement in the Low Price to Cash Flow category is one of the premier commercial property & casualty insurance companies, Ace Ltd. Apache’s management wasn’t living up to its reputation as a best-in-class onshore E&P and it was also deemed desirable to reduce some of the commodity-price-induced volatility in the Down Market sector. Premier property and casualty insurance companies have historically exhibited down-market resilience and stability of cash flow. With Ace having recently agreed to acquire Chubb, where the business-line mix is complementary, there appear to be opportunities for cost efficiencies such that the combined company is likely to have further inorganic growth opportunities under the leadership of CEO Evan Greenberg.

During the month of October, Discovery Communications and United Technologies were sold from the Dominant Companies category within the Up Market sector and replaced with Mondelēz and Intercontinental Exchange. The fast-evolving landscape of the TV ecosystem is stripping Discovery of its competitive advantage as the best-in-class creator and purveyor of non-fiction content. United Technologies had been showing an attractive but weakening RGV (Relative Growth Valuation) score for some time, but the company’s new CEO was seen as extremely capable, and the company appeared to be gearing up for aggressive strategic moves. However, the latest earnings report included a material cut to the full-year profit view, tied to problems forecasting sales of after-market aerospace parts thus lowering the stock’s RGV score to an unacceptable level and forcing a sale. International snacking powerhouse Mondelēz was added to the portfolio, and for the last two years, CEO Irene Rosenfeld has been successfully carrying out the company’s plan for overhauling antiquated production facilities, improving efficiency and expanding operating margins. These efforts, combined with reinvestment of a portion of the cost savings into its brands, are bringing about a virtuous cycle of growth that Stralem expects to continue for some time. Intercontinental Exchange is an operator of security and commodity exchanges that has been the market share leader in energy futures, and is growing its presence in financial futures and derivatives, as well as clearinghouse operations and a fast-growing (and highly recurring-revenue) data services business. “ICE” was added for not only its robust earnings growth and reasonable valuation, but also for its leading market position, and its exposure to the secular trends of the increase in volatility and the growth in the use exchange-traded futures and derivatives contracts.

Conclusion

Just how extraordinary the stock market behavior has been over the past seven years can be hard to see for many investors. The lengthy and seemingly inexorable climb in the markets as a result of unprecedented monetary easing is hard to make sense of without the benefit of experience and dispassionate analysis. Like any phenomenon that appears alluring, it is easier to dive in and abandon one’s discipline rather than adhere to it and withstand the relative stress. Stralem’s discipline is “participation with protection” because, in our view, it is the most efficient way to build wealth. Since the peak of the market (October 9th, 2007) before the financial crisis through the end of this fiscal year, Stralem Fund has returned 5.3% annualized (before taxes and after fees) versus the Index return of 5.9%. This means that the 17.9% annualized double digit, historically unprecedented market returns since the crisis have barely (0.6% annualized) made up for the losses incurred during the crisis. The ability to preserve capital, to go down less when the market declines, not only promotes peace of mind; it actually enables the wealth building process to restart from a higher base. As market conditions appear to return to a more normal state characterized by average returns, average volatility and stocks which are differentially rewarded by the market based on the underlying performance of the company, Stralem continues to be convinced that prudence and discipline are critical.

As a result, inside a portfolio structure born of almost fifty years of experience, Stralem continues to invest in what are, in our view, fundamentally strong high-quality, U.S. large cap companies that have the ability to perform well in a slow growth environment.

Market corrections – both large and small – happen, and they typically occur when least expected. At Stralem, even at the cost of sometimes trailing the Benchmark for short periods, we will remain steadfast in our discipline and patient in our approach – continuing to maintain an allocation to downside protection while seeking high quality companies that meet our criteria for growth and valuation. A return to fundamental investing unencumbered by artificially low interest rates and very loose monetary policy should, in our view, amply reward such discipline.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
President, Stralem Equity Fund

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
October 31, 2015 (Unaudited)

		As of October 31, 2014		As of October 31, 2015
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$33,226,658	10.3%	$18,965,012	9.8%
	NEW INDUSTRIES	33,573,522	10.4%	20,257,685	10.5%
	DOMINANT COMPANIES	145,114,495	44.8%	80,010,765	41.4%

DOWN MARKET	LOW PRICE TO CASH FLOW	31,980,509	9.9%	19,068,290	9.9%
	HIGH YIELD	79,281,176	24.5%	46,022,464	23.8%

MONEY MARKET		348,807	0.1%	8,832,727	4.6%
		$323,525,167	100.0%	$193,156,943	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
October 31, 2015

Shares	Common Stocks — 96.6%	Value
	Consumer Discretionary — 12.1%
	Auto Components — 2.9%
121,000	Johnson Controls, Inc.	$5,466,780

	Hotels, Restaurants & Leisure — 3.3%
102,000	Starbucks Corp.	6,382,140

	Media — 3.0%
50,800	Walt Disney Co. (The)	5,777,992

	Specialty Retail — 2.9%
74,300	Lowe's Cos., Inc.	5,485,569

	Consumer Staples — 11.6%
	Beverages — 3.0%
135,300	Coca-Cola Co. (The)	5,729,955

	Food & Staples Retailing — 2.8%
54,200	CVS Health Corp.	5,353,876

	Food Products — 2.9%
118,900	Mondelēz International, Inc. - Class A	5,488,424

	Tobacco — 2.9%
63,100	Philip Morris International, Inc.	5,578,040

	Energy — 10.4%
	Energy Equipment & Services — 2.9%
70,200	Schlumberger Ltd.	5,486,832

	Oil, Gas & Consumable Fuels — 7.5%
51,800	Chevron Corp.	4,707,584
54,000	EOG Resources, Inc.	4,635,900
59,900	Exxon Mobil Corp.	4,956,126
		14,299,610
	Financials — 5.4%
	Diversified Financial Services — 2.9%
22,200	Intercontinental Exchange, Inc.	5,603,280

	Insurance — 2.5%
42,000	ACE Ltd.	4,768,680

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.6% (Continued)	Value
	Health Care — 18.8%
	Biotechnology — 4.0%
24,000	Amgen, Inc.	$3,796,320
31,600	Celgene Corp. (a)	3,877,636
		7,673,956
	Health Care Equipment & Supplies — 1.9%
80,300	Abbott Laboratories	3,597,440

	Health Care Providers & Services — 2.9%
46,800	UnitedHealth Group, Inc.	5,512,104

	Life Sciences Tools & Services — 2.1%
30,400	Thermo Fisher Scientific, Inc.	3,975,712

	Pharmaceuticals — 7.9%
36,800	Johnson & Johnson	3,717,904
102,900	Merck & Co., Inc.	5,624,514
171,100	Pfizer, Inc.	5,786,602
		15,129,020
	Industrials — 9.2%
	Air Freight & Logistics — 2.9%
35,600	FedEx Corp.	5,555,380

	Industrial Conglomerates — 6.3%
58,600	Danaher Corp.	5,467,966
224,900	General Electric Co.	6,504,108
		11,972,074
	Information Technology — 13.9%
	Internet Software & Services — 2.5%
6,500	Alphabet, Inc. - Class A (a)	4,793,035

	IT Services — 3.3%
80,600	Visa, Inc. - Class A	6,252,948

	Software — 8.1%
53,900	Adobe Systems, Inc. (a)	4,778,774
110,400	Microsoft Corp.	5,811,456
125,500	Oracle Corp.	4,874,420
		15,464,650
	Materials — 3.0%
	Chemicals — 3.0%
109,800	Dow Chemical Co. (The)	5,673,366

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.6% (Continued)	Value
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
177,800	AT&T, Inc.	$5,958,078

	Utilities — 9.1%
	Electric Utilities — 6.0%
78,400	Duke Energy Corp.	5,603,248
169,200	PPL Corp.	5,820,480
		11,423,728
	Multi-Utilities — 3.1%
82,900	Dominion Resources, Inc.	5,921,547

	Total Common Stocks (Cost $136,362,173)	$184,324,216

Shares	Money Market Funds — 4.6%	Value
4,813,824	Dreyfus Government Cash Management Money Market Fund - Class I, 0.01% *	$4,813,824
4,018,903	Dreyfus Treasury Prime Cash Management Fund - Class I, 0.00% *	4,018,903
	Total Money Market Funds (Cost $8,832,727)	$8,832,727

	Total Investments at Value — 101.2% (Cost $145,194,900)	$193,156,943

	Liabilities in Excess of Other Assets — (1.2%)	(2,356,699)

	Net Assets — 100.0%	$190,800,244

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at October 31, 2015.

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS
Investments, at fair value (Notes 1 and 2) (Cost $145,194,900)	$193,156,943
Cash	57,979
Dividends receivable	146,728
Receivable for investment securities sold	8,911,750
Receivable for capital shares sold	1,780
Other	13,380
Total Assets	202,288,560

LIABILITIES
Payable to Investment Adviser (Note 3)	101,272
Payable to administrator (Note 3)	22,338
Accrued Trustees’ fees (Note 3)	6,333
Payable for investment securities purchased	10,101,395
Payable for capital shares redeemed	1,180,395
Accrued expenses	76,583
Total Liabilities	11,488,316

NET ASSETS	$190,800,244

NET ASSETS CONSIST OF:
Paid-in capital	$89,462,022
Undistributed net investment income	1,961,669
Undistributed net realized gain from securities transactions	51,414,510
Net unrealized appreciation	47,962,043
Net Assets	$190,800,244

Shares of beneficial interest outstanding	12,287,415

Net asset value, offering price and redemption price per share (a)	$15.53

(a)	Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$5,481,543

EXPENSES
Investment advisory fees (Note 3)	2,276,816
Administration fees (Note 3)	321,041
Legal fees	205,658
Trustees’ fees and expenses (Note 3)	79,999
Auditing fees	79,700
Registration and filing fees	39,036
Transfer agent fees (Note 3)	31,500
Postage and supplies	17,263
Distribution fees (Note 3)	11,503
Insurance	10,453
Bank service fees	8,541
Printing	8,035
Other	22,365
Total Expenses	3,111,910
Advisory fee reductions and expense reimbursements (Note 3)	(615,399)
Net Expenses	2,496,511

NET INVESTMENT INCOME	2,985,032

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from securities transactions	51,697,078
Net change in unrealized appreciation (depreciation) on investments	(45,734,652)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,962,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,947,458

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
OPERATIONS
Net investment income	$2,985,032	$4,594,814
Net realized gains from securities transactions	51,697,078	39,428,085
Net change in unrealized appreciation (depreciation) on investments	(45,734,652)	(1,511,836)
Net increase in net assets resulting from operations	8,947,458	42,511,063

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
From investment income, Institutional Class	(4,265,064)	(5,628,589)
From investment income, Adviser Class	(98,888)	(102,313)
From realized gains, Institutional Class	(38,440,390)	(21,573,748)
From realized gains, Adviser Class	(1,082,030)	(462,970)
Decrease in net assets from distributions to shareholders	(43,886,372)	(27,767,620)

CAPITAL SHARE TRANSACTIONS
Institutional Class (Note 1)
Proceeds from shares sold	8,394,175	33,131,634
Shares exchanged from Adviser Class	2,264,428	—
Net asset value of shares issued in reinvestment of distributions	36,260,508	23,445,691
Proceeds from redemption fees	1,463	7,303
Payments for shares redeemed	(142,349,795)	(117,750,155)
Net decrease in Institutional Class net assets from capital share transactions	(95,429,221)	(61,165,527)

Adviser Class (Note 1)
Proceeds from shares sold	2,266,224	769,521
Net asset value of shares issued in reinvestment of distributions	1,176,684	548,781
Proceeds from redemption fees	83	—
Payments for shares redeemed	(7,051,989)	(588,657)
Shares exchanged for Institutional Class	(2,264,428)	—
Net increase (decrease) in Adviser Class net assets from capital share transactions	(5,873,426)	729,645

TOTAL DECREASE IN NET ASSETS	(136,241,561)	(45,692,439)

NET ASSETS
Beginning of year	327,041,805	372,734,244
End of year	$190,800,244	$327,041,805

UNDISTRIBUTED NET INVESTMENT INCOME	$1,961,669	$3,340,617

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL SHARE ACTIVITY
Institutional Class (Note 1)
Shares sold	646,772	1,999,957
Shares issued in connection with exchange of Adviser Class	146,596	—
Shares reinvested	2,359,174	1,449,054
Shares redeemed	(9,098,017)	(6,988,484)
Net decrease in shares outstanding	(5,945,475)	(3,539,473)
Shares outstanding, beginning of year	18,232,890	21,772,363
Shares outstanding, end of year	12,287,415	18,232,890

Adviser Class (Note 1)
Shares sold	20,525	46,127
Shares reinvested	76,707	33,980
Shares redeemed	(456,638)	(35,359)
Shares exchanged for Institutional Class shares	(147,012)	—
Net increase (decrease) in shares outstanding	(506,418)	44,748
Shares outstanding, beginning of year	506,418	461,670
Shares outstanding, end of year	—	506,418

See notes to financial statements.

STRALEM EQUITY FUND(a)

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)
	Year Ended October 31,
	2015	2014	2013 (b)	2012 (b)	2011 (b)
Net asset value, beginning of year	$17.45	$16.77	$14.10	$13.09	$12.12

Income from investment operations:
Net investment income	0.23	0.24	0.27	0.23	0.15
Net gain on securities	0.34	1.70	2.87	0.95	0.98
Total from investment operations	0.57	1.94	3.14	1.18	1.13

Less distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.25)	(0.17)	(0.16)
Dividends from net realized gains	(2.24)	(1.00)	(0.22)	—	—
Total distributions	(2.49)	(1.26)	(0.47)	(0.17)	(0.16)

Proceeds from redemption fees collected (Note 1)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of year	$15.53	$17.45	$16.77	$14.10	$13.09

Total return (d)	3.43%	12.18%	22.97%	9.06%	9.47%

Ratios/supplemental data:
Net assets, end of year (000’s)	$190,800	$318,237	$365,022	$343,579	$257,845
Ratio of total expenses to average net assets	1.21%	1.12%	1.09%	1.14%	1.26%
Ratio of net expenses to average net assets (e)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets (e)	1.17%	1.27%	1.61%	1.68%	1.43%
Portfolio turnover rate	33%	19%	14%	20%	28%

(a)	The comparative financial highlights are for the Institutional Class only (Note 1).

(b)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is the measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements by the Investment Adviser (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Stralem Equity Fund commenced operations on January 18, 2000. The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers one class of shares, which is sold without any sales loads and distribution fees. On August 14, 2015, the Adviser Class shares of the Fund were discontinued and all outstanding shares were exchanged into Institutional Class shares. After the exchange, the Adviser Class designation no longer applies to shares of the Fund. Adviser Class shares had been sold without any sales load but subject to a 12b-1 fee of up to 0.25% of the average daily net assets attributable to the Adviser Class shares.

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Investment valuation:

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Fund and approved by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares are subject to a redemption fee of 1% if shares are redeemed within 60 days of purchase. During the years ended October 31, 2015 and 2014, proceeds from redemption fees totaled $1,546 and $7,303, respectively.

Stock split:

The Board of Trustees of the Trust approved a ten-for-one stock split for the Fund, effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

Taxes:

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2012 through October 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$184,324,216	$—	$—	$184,324,216
Money Market Funds	8,832,727	—	—	8,832,727
Total	$193,156,943	$—	$—	$193,156,943

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2015, the Fund did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Investment Adviser has agreed contractually, until at least March 1, 2016, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98%. During the year ended October 31, 2015, the Investment Adviser reduced its advisory fees and reimbursed other operating expenses in the amount of $615,399.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s annual ratio of expenses to average net assets to exceed 0.98%. As of October 31, 2015, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,572,252, portions of which must be recovered no later than the dates stated below:

October 31, 2016	$437,567
October 31, 2017	519,286
October 31, 2018	615,399

Under the terms of servicing agreements between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

Prior to the closing of the Adviser Class shares on August 14, 2015, the Fund had a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Adviser Class shares could directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan was 0.25% of average daily net assets allocable to Adviser Class shares. During the period ended August 14, 2015, the Adviser Class shares incurred distribution related expenses of $11,503 under the Plan.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, plus reimbursement of travel and other expenses. Both the Lead Independent Trustee and the Chairman of the Audit Committee receive an additional annual retainer of $2,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions arising from net investment income and net realized capital gains, if any, are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with the Code, which may differ from GAAP. The tax character of distributions paid to shareholders during the years ended October 31, 2015 and 2014 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class:
October 31, 2015	$6,299,962	$36,405,492	$42,705,454
October 31, 2014	$6,681,125	$20,521,212	$27,202,337
Adviser Class:
October 31, 2015	$156,167	$1,024,751	$1,180,918
October 31, 2014	$124,900	$440,383	$565,283

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of October 31, 2015:

Cost of portfolio investments	$145,381,026
Gross unrealized appreciation	$48,433,341
Gross unrealized depreciation	(657,424)
Net unrealized appreciation	47,775,917
Undistributed ordinary income	1,961,669
Undistributed long-term capital gains	51,600,636
Distributable earnings	$101,338,222

The difference between the federal income tax cost of portfolio investments and the financial statement cost and the difference between the book-basis and tax-basis net unrealized appreciation is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended October 31, 2015, the Fund reclassified $28 of distributions in excess of net realized gains against undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6.	INVESTMENT TRANSACTIONS

During the year ended October 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $79,072,801 and $223,552,023, respectively.

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance. The Trustees of the Trust have approved an ordinary income dividend and a long-term capital gain distribution to be distributed to shareholders of record of the Fund as of the close of business on a declaration date to be determined by the officers of the Fund. The amounts of the ordinary income dividend and long-term capital gain are to be determined by the officers of the Trust and distributed on a payment date prior to January 1, 2016.

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Stralem Equity Fund

We have audited the accompanying statement of assets and liabilities of Stralem Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation on investments as of October 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

New York, New York
December 10, 2015

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2015) and held until the end of the period (October 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,003.90	$4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is also available from the SEC’s website at http://www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees
Michael T. Rubin (1941)	Trustee/Lead Independent Trustee	Since 1998/Appointed Lead Independent Trustee in 2012	Retired.	1	None
David J. Koeppel (1958)	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present; Member Manager of Koeppel Rosen LLC, a leasing and management real estate company, from April 2015 to present; Member Manager of Beway Realty LLC from 2001 to present; Member Manager of Third City LLC from 2001 to present; Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company, from 2001 to present.	1	None

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees (Continued)
Edward A. Kuczmarski (1949)	Trustee/Audit Committee Chairman	Since 2014	Certified Public Accountant and retired Partner of Crowe Horwath LLP from 1980 to 2013.	1

Independent Director of Brookfield Investment Management Funds (2011-present); Independent Director/Trustee of Reich & Tang Funds (2006-2015); Independent Director of ISI Funds (2007-2015); and Trustee of the Empire Builder Tax Free Bond Fund (1984-2013)

Interested Trustee
Andrea Baumann Lustig* (1959)	Trustee and President	Trustee Since 2011; Officer since 2008	President of the Adviser from 2014 to present; Director, Private Client Asset Management from 2003 to present; and Vice President of the Adviser from 2003 to 2014.	1	None

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years
Executive Officers
Hirschel B. Abelson*** (1933)	Senior Assistant Treasurer	Since 1989	Chairman of the Adviser from 2014 to present; and President, Chief Investment Officer of the Adviser from 1973 to 2014.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1962)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Philippe T. Labaune (1968)	Vice President	Since 1997	Executive Vice President of the Adviser from 2014 to present; Director, Trading and Operations of the Adviser from 1997 to present; and Vice President of the Adviser from 1997 to 2014.
Adam S. Abelson*** (1968)	Vice President	Since 2001	Chief Investment Officer of the Adviser from 2014 to present; Senior Portfolio Manager of the Adviser from 1998 to present; and Vice President of the Adviser from 1998 to 2014.
Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1968)	Secretary	Since 2011; Assistant Secretary from 2008-2011	Vice President, Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Joann Paccione (1957)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser.

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.

**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.

***	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

Upon careful review of the credentials of the audit committee members, the registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Edward A. Kuczmarski. Mr. Kuczmarski is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,000 and $44,000 with respect to the registrant’s fiscal years ended October 31, 2015 and October 31, 2014, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,200 and $18,100 with respect to the fiscal years ended October 31, 2015 and October 31, 2014, respectively. The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,000 and $13,000 with respect to the registrant’s fiscal years ended October 31, 2015 and October 31, 2014, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	All of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended October 31, 2015 and October 31, 2014, aggregate non-audit fees of $13,000 and $13,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. With respect to the fiscal years ended October 31, 2015 and October 31, 2014, aggregate non-audit fees of $24,300 and $21,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)               Not applicable [schedule filed with Item 1]

(b)               Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stralem Fund

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 15, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 15, 2015

*	Print the name and title of each signing officer under his or her signature.